UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 13, 2004


                                  VIACOM INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   001-09553                 04-2949533
----------------------------   ----------------------   ---------------------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)

          1515 Broadway, New York, NY                     10036
     --------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On October 13, 2004, the Board of Directors of Viacom Inc. elected Charles E. Phillips, Jr. as a member of its Board of Directors. Mr. Phillips will serve as a member of the Audit Committee of Viacom Inc.'s Board of Directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIACOM INC.
                                  (Registrant)



                                  By:    /s/ Michael D. Fricklas
                                     -----------------------------------------
                                     Name:   Michael D. Fricklas
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary


Date:  October 19, 2004